EXHIBIT 99

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Current Balance                        Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
<= $333,700.00                           495      127,008,116.03       6.65      4.066      67.81        360          7        743
$333,700.01 - $450,000.00                507      199,527,146.47      10.44      4.064      69.10        360          8        740
$450,000.01 - $650,000.00                823      455,326,253.88      23.83      4.067      66.07        360          8        742
$650,000.01 - $850,000.00                402      300,432,603.06      15.72      4.054      62.78        360          8        744
$850,000.01 - $1,050,000.00              558      541,959,716.53      28.36      4.054      55.23        360          8        737
$1,050,000.01 - $1,250,000.00             36       41,057,668.87       2.15      4.060      51.59        360          7        745
$1,250,000.01 - $1,450,000.00             24       32,380,316.63       1.69      4.047      60.56        357          7        731
$1,450,000.01 - $1,650,000.00             40       60,677,366.51       3.18      4.038      53.39        360          7        740
$1,650,000.01 - $1,850,000.00             12       20,855,409.44       1.09      4.021      61.37        360          6        718
$1,850,000.01 - $2,050,000.00             31       61,464,406.19       3.22      4.049      54.94        360          9        724
$2,050,000.01 - $2,250,000.00              3        6,482,123.43       0.34      4.043      62.83        360          7        703
$2,250,000.01 >=                          22       63,846,925.67       3.34      4.031      52.13        360          6        743
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $41,967.71
Maximum: $3,979,933.25
Average: $647,144.62
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Current Gross Rate                     Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
3.251% - 3.500%                            1          548,000.00       0.03      3.500      80.00        360          5        668
3.501% - 3.750%                           17       15,021,523.29       0.79      3.700      55.67        360          3        743
3.751% - 4.000%                        1,415      946,365,713.24      49.52      3.995      60.00        360          8        741
4.001% - 4.250%                        1,520      949,082,816.18      49.66      4.125      62.51        360          8        739
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.500%
Maximum: 4.125%
Weighted Average: 4.057%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page  1  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Net Rate                               Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
3.001% - 3.250%                            1          548,000.00       0.03      3.500      80.00        360          5        668
3.251% - 3.500%                           17       15,021,523.29       0.79      3.700      55.67        360          3        743
3.501% - 3.750%                        1,415      946,365,713.24      49.52      3.995      60.00        360          8        741
3.751% - 4.000%                        1,520      949,082,816.18      49.66      4.125      62.51        360          8        739
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 3.875%
Weighted Average: 3.807%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Index                                  Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
1 Year CMT                             2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page  2  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Months to Roll                         Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
32                                         1        1,300,000.00       0.07      4.000      61.90        360         28        746
41                                         1          399,156.64       0.02      4.000      53.33        360         19        761
42                                         1          999,999.00       0.05      4.125      76.98        360         18        758
43                                         1          397,397.00       0.02      4.000      80.00        360         17        708
44                                        95       65,009,787.49       3.40      4.073      59.72        360         16        737
45                                       247      156,383,061.74       8.18      4.069      58.59        360         15        743
46                                       237      157,261,709.97       8.23      4.065      59.29        360         14        743
47                                       114       87,790,373.20       4.59      4.064      55.25        360         13        732
48                                        25       20,216,080.71       1.06      4.041      58.97        360         12        731
49                                        12        8,927,144.16       0.47      4.039      63.09        360         11        750
50                                        13        9,043,016.44       0.47      4.090      65.61        360         10        724
51                                        23       15,509,809.34       0.81      4.084      67.41        360          9        741
52                                       158      113,366,440.49       5.93      4.075      61.15        359          8        740
53                                       386      228,948,334.93      11.98      4.063      65.46        360          7        740
54                                       675      392,578,585.88      20.54      4.058      63.79        360          6        743
55                                       537      334,952,659.24      17.53      4.055      61.60        360          5        739
56                                       321      231,826,739.76      12.13      4.052      58.34        360          4        739
57                                        73       56,680,612.14       2.97      3.973      56.85        360          3        730
58                                        17       15,926,864.58       0.83      3.949      61.47        360          2        728
59                                        16       13,500,280.00       0.71      3.996      62.61        360          1        732
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2004-11-01
Minimum: 32
Maximum: 59
Weighted Average: 52
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page  3  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Gross Margin                           Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
2.501% - 2.750%                        2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 2.750%
Weighted Average: 2.750%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
First Rate Cap                         Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
5.000%                                 2,951    1,909,954,178.10      99.94      4.057      61.21        360          8        740
6.000%                                     2        1,063,874.61       0.06      4.048      79.52        360         15        754
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.001%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Periodic Rate Cap                      Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
2.000%                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page  4  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Maximum Rate                           Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
8.251% - 8.500%                            1          548,000.00       0.03      3.500      80.00        360          5        668
8.501% - 8.750%                           17       15,021,523.29       0.79      3.700      55.67        360          3        743
8.751% - 9.000%                        1,413      945,336,928.63      49.47      3.995      59.98        360          8        741
9.001% - 9.250%                        1,520      949,047,726.18      49.66      4.125      62.51        360          8        739
9.751% - 10.000%                           1          656,784.61       0.03      4.000      80.00        360         14        743
10.001% - 10.250%                          1          407,090.00       0.02      4.125      78.74        360         16        771
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 10.125%
Weighted Average: 9.058%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
FICO Scores                            Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Not Available 0                            1          897,242.00       0.05      4.000      70.00        360         15          0
601 - 620                                  1        2,000,000.00       0.10      4.125      62.40        360          5        607
621 - 640                                  8        6,865,129.57       0.36      4.083      61.79        360          7        630
641 - 660                                 29       25,461,939.27       1.33      4.072      60.09        360          9        653
661 - 680                                 85       64,118,379.06       3.36      4.048      62.47        360          7        673
681 - 700                                343      225,609,911.11      11.81      4.058      63.82        360          8        691
701 - 720                                423      262,151,086.97      13.72      4.055      62.10        360          8        711
721 - 740                                477      308,353,702.55      16.14      4.058      61.46        359          8        731
741 - 760                                558      378,852,386.38      19.82      4.059      60.73        360          8        751
761 - 780                                589      362,597,270.54      18.97      4.056      60.50        360          8        770
781 - 800                                386      244,144,591.02      12.78      4.058      59.29        360          8        788
801 - 820                                 53       29,966,414.24       1.57      4.034      59.85        360          7        806
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 607
Maximum: 818
Weighted Average: 740
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page  5  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Original Loan To Value Ratio           Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                614      473,121,864.79      24.76      4.044      38.35        360          8        744
50.01% - 55.00%                          182      150,527,272.24       7.88      4.053      52.85        360          8        742
55.01% - 60.00%                          254      197,560,288.64      10.34      4.059      57.75        360          8        738
60.01% - 65.00%                          242      191,784,619.24      10.04      4.062      62.97        360          8        735
65.01% - 70.00%                          354      238,302,830.16      12.47      4.054      68.37        360          7        735
70.01% - 75.00%                          331      196,931,986.35      10.31      4.067      73.05        359          8        736
75.01% - 80.00%                          974      461,666,191.29      24.16      4.066      79.35        360          8        741
80.01% - 85.00%                            2        1,123,000.00       0.06      4.051      82.76        360          5        770
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.06
Maximum: 84.56
Weighted Average: 61.22
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Combined Loan To Value Ratio           Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                614      473,121,864.79      24.76      4.044      38.35        360          8        744
50.01% - 55.00%                          182      150,527,272.24       7.88      4.053      52.85        360          8        742
55.01% - 60.00%                          254      197,560,288.64      10.34      4.059      57.75        360          8        738
60.01% - 65.00%                          242      191,784,619.24      10.04      4.062      62.97        360          8        735
65.01% - 70.00%                          354      238,302,830.16      12.47      4.054      68.37        360          7        735
70.01% - 75.00%                          331      196,931,986.35      10.31      4.067      73.05        359          8        736
75.01% - 80.00%                          974      461,666,191.29      24.16      4.066      79.35        360          8        741
80.01% - 85.00%                            2        1,123,000.00       0.06      4.051      82.76        360          5        770
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.06
Maximum: 84.56
Weighted Average: 61.22
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page  6  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Amortization                           Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                          2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Top 5 States                           Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
California                             2,536    1,656,916,923.26      86.70      4.059      61.42        360          8        739
Arizona                                   62       35,293,832.18       1.85      4.050      59.98        360         10        744
Washington                                51       30,987,558.14       1.62      4.059      62.54        360         10        743
Colorado                                  48       30,321,246.73       1.59      4.078      55.96        360          9        740
Nevada                                    43       23,981,690.86       1.25      4.072      66.08        360          7        742
Other                                    213      133,516,801.54       6.99      4.027      59.01        360          8        744
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Prepay Original Term                   Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
0                                      2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page  7  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Document Type                          Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Full                                   1,030      749,871,956.99      39.24      4.053      65.34        360          8        734
No Doc                                   679      451,677,043.95      23.64      4.064      57.25        360          9        741
Reduced                                1,244      709,469,051.77      37.13      4.057      59.40        360          8        746
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Loan Purpose                           Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                 974      537,616,145.69      28.13      4.059      71.32        360          8        743
Cash Out Refinance                       472      300,960,135.75      15.75      4.047      57.78        360          7        738
Rate/Term Refinance                    1,507    1,072,441,771.27      56.12      4.059      57.12        360          8        739
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Owner Occupancy Status                 Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Primary                                2,668    1,750,023,822.18      91.58      4.058      61.18        360          8        740
Secondary                                285      160,994,230.53       8.42      4.051      61.65        360          8        742
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page  8  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Property Type                          Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Coop                                       2          678,750.00       0.04      4.061      75.00        360          3        728
Condominium                              483      225,083,489.61      11.78      4.059      70.27        360          7        743
PUD                                        8        3,540,103.46       0.19      4.103      72.25        360         13        730
Single Family                          2,425    1,657,939,395.00      86.76      4.057      59.83        360          8        739
Two- to Four Family                       35       23,776,314.64       1.24      4.056      70.30        360          8        738
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page  9  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Stated Remaining Term to Maturity      Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
232                                        1          836,521.81       0.04      4.125      23.86        240          8        723
234                                        1          937,500.00       0.05      4.125      75.00        240          6        763
295                                        1        1,427,000.00       0.07      4.000      57.08        300          5        723
332                                        1        1,300,000.00       0.07      4.000      61.90        360         28        746
341                                        1          399,156.64       0.02      4.000      53.33        360         19        761
342                                        1          999,999.00       0.05      4.125      76.98        360         18        758
343                                        1          397,397.00       0.02      4.000      80.00        360         17        708
344                                       95       65,009,787.49       3.40      4.073      59.72        360         16        737
345                                      247      156,383,061.74       8.18      4.069      58.59        360         15        743
346                                      237      157,261,709.97       8.23      4.065      59.29        360         14        743
347                                      114       87,790,373.20       4.59      4.064      55.25        360         13        732
348                                       25       20,216,080.71       1.06      4.041      58.97        360         12        731
349                                       12        8,927,144.16       0.47      4.039      63.09        360         11        750
350                                       13        9,043,016.44       0.47      4.090      65.61        360         10        724
351                                       23       15,509,809.34       0.81      4.084      67.41        360          9        741
352                                      157      112,529,918.68       5.89      4.075      61.43        360          8        740
353                                      386      228,948,334.93      11.98      4.063      65.46        360          7        740
354                                      674      391,641,085.88      20.49      4.058      63.76        360          6        743
355                                      536      333,525,659.24      17.45      4.055      61.62        360          5        739
356                                      321      231,826,739.76      12.13      4.052      58.34        360          4        739
357                                       73       56,680,612.14       2.97      3.973      56.85        360          3        730
358                                       17       15,926,864.58       0.83      3.949      61.47        360          2        728
359                                       16       13,500,280.00       0.71      3.996      62.61        360          1        732
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 232
Maximum: 359
Weighted Average: 352
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page 10  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_13
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Servicer                               Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo                            2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          wa         wa
                                                                       % of         wa         wa       Orig       Loan         wa
Originator                             Count             Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc.        2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,953    1,911,018,052.71     100.00      4.057      61.22        360          8        740
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:37                Page 11  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Current Balance                     Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= $333,700.00                        828     210,562,515.41     7.18   4.067   64.25    360      8    742
$333,700.01 - $450,000.00             844     332,548,979.61    11.34   4.068   66.49    360      8    738
$450,000.01 - $650,000.00           1,355     744,130,263.52    25.37   4.067   63.50    360      8    741
$650,000.01 - $850,000.00             617     460,529,428.10    15.70   4.056   60.57    360      9    743
$850,000.01 - $1,050,000.00           837     808,306,979.48    27.56   4.054   53.21    360      9    735
$1,050,000.01 - $1,250,000.00          53      60,638,334.93     2.07   4.057   50.48    360      8    738
$1,250,000.01 - $1,450,000.00          32      43,277,401.54     1.48   4.051   60.67    358      7    729
$1,450,000.01 - $1,650,000.00          54      81,808,115.46     2.79   4.040   52.78    360      8    741
$1,650,000.01 - $1,850,000.00          15      26,147,612.08     0.89   4.034   60.98    360      7    714
$1,850,000.01 - $2,050,000.00          42      82,805,743.93     2.82   4.051   51.97    360      8    728
$2,050,000.01 - $2,250,000.00           4       8,638,119.87     0.29   4.032   59.90    360      9    722
$2,250,000.01 >=                       26      73,898,104.09     2.52   4.036   52.11    360      7    741
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum: $41,967.71
Maximum: $3,979,933.25
Average: $623,176.46
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Current Gross Rate                  Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
3.251% - 3.500%                         1         548,000.00     0.02   3.500   80.00    360      5    668
3.501% - 3.750%                        22      18,587,553.01     0.63   3.704   56.27    360      3    744
3.751% - 4.000%                     2,217   1,433,766,452.86    48.88   3.996   57.99    360      8    739
4.001% - 4.250%                     2,467   1,480,389,592.15    50.47   4.125   60.68    360      9    738
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum: 3.500%
Maximum: 4.125%
Weighted Average: 4.059%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 1  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Net Rate                            Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
3.001% - 3.250%                         1         548,000.00     0.02   3.500   80.00    360      5    668
3.251% - 3.500%                        22      18,587,553.01     0.63   3.704   56.27    360      3    744
3.501% - 3.750%                     2,217   1,433,766,452.86    48.88   3.996   57.99    360      8    739
3.751% - 4.000%                     2,467   1,480,389,592.15    50.47   4.125   60.68    360      9    738
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 3.875%
Weighted Average: 3.809%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Index                               Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
1 Year CMT                          4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 2  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Months to Roll                      Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
32                                      1       1,300,000.00     0.04   4.000   61.90    360     28    746
41                                      1         399,156.64     0.01   4.000   53.33    360     19    761
42                                      2       1,479,884.38     0.05   4.125   77.96    360     18    765
43                                      5       1,997,316.55     0.07   4.100   72.39    360     17    736
44                                    179     118,425,217.89     4.04   4.075   59.70    360     16    739
45                                    493     291,965,966.84     9.95   4.067   57.60    360     15    743
46                                    497     311,493,393.63    10.62   4.061   57.29    360     14    742
47                                    217     154,601,460.66     5.27   4.068   53.93    359     13    729
48                                     49      39,773,808.50     1.36   4.053   53.74    360     12    726
49                                     18      13,964,242.22     0.48   4.070   59.82    360     11    738
50                                     15      10,781,607.90     0.37   4.087   61.31    360     10    726
51                                     32      20,475,393.54     0.70   4.081   63.60    360      9    741
52                                    242     167,900,244.45     5.72   4.077   57.08    359      8    741
53                                    561     330,888,466.37    11.28   4.063   63.21    360      7    741
54                                  1,000     570,067,390.37    19.43   4.061   61.57    360      6    740
55                                    785     477,896,767.40    16.29   4.057   59.90    360      5    737
56                                    474     312,330,565.70    10.65   4.053   58.32    360      4    736
57                                     90      67,024,232.95     2.28   3.971   57.28    360      3    730
58                                     26      22,697,202.03     0.77   3.968   59.23    360      2    725
59                                     19      17,301,280.00     0.59   3.996   59.84    360      1    724
60                                      1         528,000.00     0.02   4.125   80.00    360      0    749
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Average AS OF: 2004-11-01
Minimum: 32
Maximum: 60
Weighted Average: 52
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 3  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Gross Margin                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
2.501% - 2.750%                     4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 2.750%
Weighted Average: 2.750%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
First Rate Cap                      Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
5.000%                              4,704   2,930,751,897.15    99.91   4.059   59.35    360      8    739
6.000%                                  3       2,539,700.87     0.09   4.020   49.45    360     14    750
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.001%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Periodic Rate Cap                   Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
2.000%                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 4  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Maximum Rate                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
8.251% - 8.500%                         1         548,000.00     0.02   3.500   80.00    360      5    668
8.501% - 8.750%                        22      18,587,553.01     0.63   3.704   56.27    360      3    744
8.751% - 9.000%                     2,213   1,430,284,875.48    48.76   3.996   58.04    360      8    739
9.001% - 9.250%                     2,468   1,481,331,468.66    50.50   4.125   60.65    360      9    738
9.751% - 10.000%                        2       2,132,610.87     0.07   4.000   43.86    360     13    746
10.001% - 10.250%                       1         407,090.00     0.01   4.125   78.74    360     16    771
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 10.125%
Weighted Average: 9.060%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 5  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
FICO Scores                         Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Not Available 0                         5       2,993,684.36     0.10   4.066   69.26    360     13      0
581 - 600                               1         496,443.17     0.02   4.125   73.53    360      6    589
601 - 620                               8       6,944,254.47     0.24   4.098   61.23    360     11    612
621 - 640                              32      18,130,065.29     0.62   4.075   63.86    360      8    632
641 - 660                             101      67,411,144.71     2.30   4.059   57.91    360      9    652
661 - 680                             233     153,418,645.68     5.23   4.050   58.98    359      8    672
681 - 700                             487     316,065,411.85    10.78   4.063   61.69    360      8    692
701 - 720                             627     385,325,626.33    13.14   4.056   59.75    360      8    711
721 - 740                             671     421,986,432.97    14.39   4.061   60.29    359      8    731
741 - 760                             830     542,164,914.32    18.48   4.062   59.59    360      9    751
761 - 780                             963     576,774,078.12    19.66   4.057   58.46    360      9    770
781 - 800                             654     392,781,493.39    13.39   4.060   57.15    360      8    788
801 - 820                              93      47,677,423.09     1.63   4.043   59.14    360      8    806
821 - 840                               2       1,121,980.27     0.04   4.125   28.96    360     14    824
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 589
Maximum: 827
Weighted Average: 739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 6  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Original Loan To Value Ratio        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= 50.00%                           1,208     845,351,534.34    28.82   4.050   37.41    360      9    742
50.01% - 55.00%                       307     239,197,416.12     8.15   4.055   52.71    360      8    740
55.01% - 60.00%                       393     289,254,925.98     9.86   4.057   57.71    360      8    738
60.01% - 65.00%                       414     293,989,107.02    10.02   4.064   62.88    360      8    734
65.01% - 70.00%                       552     352,600,642.36    12.02   4.061   68.24    360      8    735
70.01% - 75.00%                       486     284,247,305.07     9.69   4.065   73.03    360      9    735
75.01% - 80.00%                     1,345     627,527,667.13    21.39   4.068   79.27    360      8    740
80.01% - 85.00%                         2       1,123,000.00     0.04   4.051   82.76    360      5    770
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum: 3.06
Maximum: 84.56
Weighted Average: 59.34
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Combined Loan To Value Ratio        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= 50.00%                           1,208     845,351,534.34    28.82   4.050   37.41    360      9    742
50.01% - 55.00%                       307     239,197,416.12     8.15   4.055   52.71    360      8    740
55.01% - 60.00%                       393     289,254,925.98     9.86   4.057   57.71    360      8    738
60.01% - 65.00%                       414     293,989,107.02    10.02   4.064   62.88    360      8    734
65.01% - 70.00%                       552     352,600,642.36    12.02   4.061   68.24    360      8    735
70.01% - 75.00%                       486     284,247,305.07     9.69   4.065   73.03    360      9    735
75.01% - 80.00%                     1,345     627,527,667.13    21.39   4.068   79.27    360      8    740
80.01% - 85.00%                         2       1,123,000.00     0.04   4.051   82.76    360      5    770
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum: 3.06
Maximum: 84.56
Weighted Average: 59.34
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 7  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Amortization                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Interest Only                       2,953   1,911,018,052.71    65.15   4.057   61.22    360      8    740
Fully Amortizing                    1,754   1,022,273,545.31    34.85   4.063   55.83    360      9    736
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Top 5 States                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
California                          4,002   2,518,695,420.46    85.87   4.061   59.39    360      8    738
Washington                            106      58,768,302.78     2.00   4.072   59.73    360     10    741
Arizona                                92      49,323,669.91     1.68   4.058   60.39    360     10    745
Colorado                               75      47,068,718.56     1.60   4.070   54.31    360     10    749
Nevada                                 62      34,529,361.53     1.18   4.070   62.97    360      7    746
Other                                 370     224,906,124.78     7.67   4.034   58.98    360      9    741
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Prepay Original Term                Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
0                                   4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 8  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Document Type                       Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Full                                1,467   1,029,786,173.55    35.11   4.056   64.30    360      8    732
No Doc                              1,365     875,951,518.63    29.86   4.063   55.16    360      9    740
Reduced                             1,875   1,027,553,905.84    35.03   4.059   57.94    359      8    744
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Loan Purpose                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Purchase                            1,235     664,408,216.40    22.65   4.060   71.22    360      8    742
Cash Out Refinance                    709     421,813,897.66    14.38   4.052   57.04    360      8    736
Rate/Term Refinance                 2,763   1,847,069,483.96    62.97   4.061   55.59    360      9    738
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Owner Occupancy Status              Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Primary                             4,294   2,699,305,968.46    92.02   4.060   59.30    360      8    738
Secondary                             413     233,985,629.56     7.98   4.054   59.84    360      8    741
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 9  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Property Type                       Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Coop                                    3       1,094,015.41     0.04   4.085   76.14    360      9    739
Condominium                           709     326,118,088.68    11.12   4.062   69.64    360      8    741
PUD                                    10       4,233,992.75     0.14   4.107   72.94    360     13    729
Single Family                       3,938   2,569,666,324.88    87.60   4.058   57.90    360      8    738
Two- to Four Family                    47      32,179,176.30     1.10   4.071   67.36    360      8    739
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 10  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Stated Remaining Term to Maturity   Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
225                                     1         371,903.66     0.01   4.000   28.67    240     15    663
227                                     1         909,095.22     0.03   4.125   45.74    240     13    715
232                                     1         836,521.81     0.03   4.125   23.86    240      8    723
234                                     3       1,962,563.05     0.07   4.060   77.04    240      6    746
294                                     1         680,731.50     0.02   4.125   34.30    300      6    677
295                                     1       1,427,000.00     0.05   4.000   57.08    300      5    723
332                                     1       1,300,000.00     0.04   4.000   61.90    360     28    746
341                                     1         399,156.64     0.01   4.000   53.33    360     19    761
342                                     2       1,479,884.38     0.05   4.125   77.96    360     18    765
343                                     5       1,997,316.55     0.07   4.100   72.39    360     17    736
344                                   179     118,425,217.89     4.04   4.075   59.70    360     16    739
345                                   492     291,594,063.18     9.94   4.068   57.64    360     15    743
346                                   497     311,493,393.63    10.62   4.061   57.29    360     14    742
347                                   216     153,692,365.44     5.24   4.068   53.98    360     13    729
348                                    49      39,773,808.50     1.36   4.053   53.74    360     12    726
349                                    18      13,964,242.22     0.48   4.070   59.82    360     11    738
350                                    15      10,781,607.90     0.37   4.087   61.31    360     10    726
351                                    32      20,475,393.54     0.70   4.081   63.60    360      9    741
352                                   241     167,063,722.64     5.70   4.077   57.24    360      8    741
353                                   561     330,888,466.37    11.28   4.063   63.21    360      7    741
354                                   996     567,424,095.82    19.34   4.060   61.55    360      6    740
355                                   784     476,469,767.40    16.24   4.057   59.91    360      5    737
356                                   474     312,330,565.70    10.65   4.053   58.32    360      4    736
357                                    90      67,024,232.95     2.28   3.971   57.28    360      3    730
358                                    26      22,697,202.03     0.77   3.968   59.23    360      2    725
359                                    19      17,301,280.00     0.59   3.996   59.84    360      1    724
360                                     1         528,000.00     0.02   4.125   80.00    360      0    749
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Minimum: 225
Maximum: 360
Weighted Average: 351
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 11  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                    MARM04_13
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Servicer                            Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Wells Fargo                         4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Originator                          Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc.     4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------
Total:                              4,707   2,933,291,598.02   100.00   4.059   59.34    360      8    739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                Page 12  of  12

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Current Balance                        Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
<= $333,700.00                           798     202,208,219.31      98.65      4.067      64.58        360          8        741
$333,700.01 - $450,000.00                  5       1,834,783.13       0.90      4.047      73.07        360          6        708
$450,000.01 - $650,000.00                  2         926,256.11       0.45      4.061      72.51        360         10        732
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $41,967.71
Maximum: $475,476.59
Average: $254,620.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Current Gross Rate                     Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
3.501% - 3.750%                            1         272,376.08       0.13      3.750      75.26        360          4        650
3.751% - 4.000%                          366      93,785,113.29      45.76      3.999      64.37        360          8        742
4.001% - 4.250%                          438     110,911,769.18      54.11      4.125      64.93        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.750%
Maximum: 4.125%
Weighted Average: 4.067%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page  1  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Net Rate                               Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
3.251% - 3.500%                            1         272,376.08       0.13      3.750      75.26        360          4        650
3.501% - 3.750%                          366      93,785,113.29      45.76      3.999      64.37        360          8        742
3.751% - 4.000%                          438     110,911,769.18      54.11      4.125      64.93        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.500%
Maximum: 3.875%
Weighted Average: 3.817%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Index                                  Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
1 Year CMT                               805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page  2  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Months to Roll                         Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
43                                         1         190,426.01       0.09      4.125      70.91        360         17        732
44                                        22       5,642,552.30       2.75      4.064      63.12        360         16        750
45                                        73      18,291,270.24       8.92      4.072      62.74        360         15        752
46                                        72      17,896,809.20       8.73      4.079      61.64        360         14        745
47                                        27       6,970,977.40       3.40      4.090      55.99        360         13        743
48                                         5       1,070,659.07       0.52      4.050      59.36        360         12        703
49                                         2         622,700.00       0.30      4.060      62.90        360         11        747
50                                         2         543,750.65       0.27      4.000      79.97        360         10        723
51                                         5       1,232,136.20       0.60      4.047      57.73        360          9        743
52                                        28       7,311,012.90       3.57      4.072      68.54        360          8        752
53                                       122      31,919,272.50      15.57      4.058      69.97        360          7        741
54                                       202      51,183,696.77      24.97      4.061      68.18        360          6        741
55                                       143      36,406,525.95      17.76      4.076      63.14        360          5        734
56                                        84      21,528,312.97      10.50      4.064      59.01        360          4        736
57                                        12       2,784,477.89       1.36      4.029      52.58        360          3        759
58                                         4       1,135,878.50       0.55      4.034      63.61        360          2        731
59                                         1         238,800.00       0.12      4.125      80.00        360          1        707
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2004-11-01
Minimum: 43
Maximum: 59
Weighted Average: 52
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page  3  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Gross Margin                           Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
2.501% - 2.750%                          805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 2.750%
Weighted Average: 2.750%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
First Rate Cap                         Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
5.000%                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Periodic Rate Cap                      Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
2.000%                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page  4  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Maximum Rate                           Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
8.501% - 8.750%                            1         272,376.08       0.13      3.750      75.26        360          4        650
8.751% - 9.000%                          366      93,785,113.29      45.76      3.999      64.37        360          8        742
9.001% - 9.250%                          438     110,911,769.18      54.11      4.125      64.93        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.750%
Maximum: 9.125%
Weighted Average: 9.067%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
FICO Scores                            Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                                  1         321,761.87       0.16      4.125      21.80        360         13        615
621 - 640                                  6       1,608,495.83       0.78      4.075      57.58        360          5        634
641 - 660                                 17       4,373,389.07       2.13      4.043      65.38        360          7        654
661 - 680                                 32       8,530,237.00       4.16      4.054      63.69        360          7        672
681 - 700                                 86      22,231,650.28      10.85      4.074      72.18        360          8        691
701 - 720                                110      28,672,001.24      13.99      4.074      68.89        360          7        711
721 - 740                                116      29,778,300.85      14.53      4.067      68.30        360          7        731
741 - 760                                116      29,312,361.01      14.30      4.063      66.22        360          8        750
761 - 780                                169      42,753,072.06      20.86      4.063      61.76        360          8        771
781 - 800                                115      28,705,131.43      14.00      4.070      57.62        360          9        789
801 - 820                                 37       8,682,857.91       4.24      4.069      55.38        360          7        805
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 615
Maximum: 812
Weighted Average: 741
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page  5  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Original Loan To Value Ratio           Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                186      44,665,148.67      21.79      4.059      34.19        360          8        757
50.01% - 55.00%                           34       8,091,763.45       3.95      4.088      52.59        360          8        747
55.01% - 60.00%                           51      12,691,437.62       6.19      4.075      58.12        360          7        741
60.01% - 65.00%                           48      12,785,493.77       6.24      4.069      62.74        360          8        739
65.01% - 70.00%                           64      16,774,449.85       8.18      4.070      67.92        360          7        737
70.01% - 75.00%                           74      18,940,885.67       9.24      4.068      73.13        360          8        733
75.01% - 80.00%                          348      91,020,079.52      44.41      4.066      79.57        360          8        736
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.41
Maximum: 80.00
Weighted Average: 64.69
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Combined Loan To Value Ratio           Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                186      44,665,148.67      21.79      4.059      34.19        360          8        757
50.01% - 55.00%                           34       8,091,763.45       3.95      4.088      52.59        360          8        747
55.01% - 60.00%                           51      12,691,437.62       6.19      4.075      58.12        360          7        741
60.01% - 65.00%                           48      12,785,493.77       6.24      4.069      62.74        360          8        739
65.01% - 70.00%                           64      16,774,449.85       8.18      4.070      67.92        360          7        737
70.01% - 75.00%                           74      18,940,885.67       9.24      4.068      73.13        360          8        733
75.01% - 80.00%                          348      91,020,079.52      44.41      4.066      79.57        360          8        736
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.41
Maximum: 80.00
Weighted Average: 64.69
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page  6  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Amortization                           Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                            491     126,622,969.60      61.78      4.066      68.00        360          7        742
Fully Amortizing                         314      78,346,288.95      38.22      4.068      59.34        360          9        739
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Top 5 States                           Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
California                               628     161,536,567.74      78.81      4.067      64.03        360          8        741
Arizona                                   22       5,950,950.94       2.90      4.058      65.51        360          9        730
Washington                                22       5,248,085.37       2.56      4.072      67.07        360          9        753
Oregon                                    22       5,224,889.57       2.55      4.065      68.65        360          8        746
Nevada                                    20       4,664,065.54       2.28      4.077      65.50        360          6        738
Other                                     91      22,344,699.39      10.90      4.067      67.59        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Prepay Original Term                   Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
0                                        805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page  7  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Document Type                          Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Full                                     229      59,144,605.44      28.86      4.070      73.50        360          7        715
No Doc                                   127      32,760,345.93      15.98      4.070      58.70        360         10        742
Reduced                                  449     113,064,307.18      55.16      4.064      61.81        360          8        754
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Loan Purpose                           Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                 306      78,752,691.19      38.42      4.062      75.15        360          8        744
Cash Out Refinance                       150      37,442,544.95      18.27      4.076      58.27        360          8        737
Rate/Term Refinance                      349      88,774,022.41      43.31      4.067      58.11        360          8        740
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Owner Occupancy Status                 Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Primary                                  693     177,656,278.09      86.67      4.068      64.06        360          8        740
Secondary                                112      27,312,980.46      13.33      4.058      68.81        360          8        746
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page  8  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Property Type                          Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Coop                                       1         330,000.00       0.16      4.125      75.00        360          6        691
Condominium                              242      62,193,367.56      30.34      4.072      73.19        360          8        739
PUD                                        3         766,990.86       0.37      4.083      77.63        360         13        735
Single Family                            553     139,928,866.94      68.27      4.064      60.76        360          8        742
Two- to Four Family                        6       1,750,033.19       0.85      4.065      69.39        360          9        761
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page  9  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Stated Remaining Term to Maturity      Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
343                                        1         190,426.01       0.09      4.125      70.91        360         17        732
344                                       22       5,642,552.30       2.75      4.064      63.12        360         16        750
345                                       73      18,291,270.24       8.92      4.072      62.74        360         15        752
346                                       72      17,896,809.20       8.73      4.079      61.64        360         14        745
347                                       27       6,970,977.40       3.40      4.090      55.99        360         13        743
348                                        5       1,070,659.07       0.52      4.050      59.36        360         12        703
349                                        2         622,700.00       0.30      4.060      62.90        360         11        747
350                                        2         543,750.65       0.27      4.000      79.97        360         10        723
351                                        5       1,232,136.20       0.60      4.047      57.73        360          9        743
352                                       28       7,311,012.90       3.57      4.072      68.54        360          8        752
353                                      122      31,919,272.50      15.57      4.058      69.97        360          7        741
354                                      202      51,183,696.77      24.97      4.061      68.18        360          6        741
355                                      143      36,406,525.95      17.76      4.076      63.14        360          5        734
356                                       84      21,528,312.97      10.50      4.064      59.01        360          4        736
357                                       12       2,784,477.89       1.36      4.029      52.58        360          3        759
358                                        4       1,135,878.50       0.55      4.034      63.61        360          2        731
359                                        1         238,800.00       0.12      4.125      80.00        360          1        707
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 343
Maximum: 359
Weighted Average: 352
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Servicer                               Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo                              805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page 10  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         wa         wa
                                                                      % of         wa         wa       Orig       Loan         wa
Originator                             Count            Balance        Agg       GWAC        LTV       Term        Age       Fico
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc.          805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   805     204,969,258.55     100.00      4.067      64.69        360          8        741
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Nov 1, 2004 09:36                Page 11  of  11

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 2
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Current Balance                     Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= $333,700.00                         16       4,597,164.99     0.47   4.074   52.39    360     15    749
$333,700.01 - $450,000.00             270     107,205,977.81    10.89   4.077   63.85    360     14    738
$450,000.01 - $650,000.00             454     248,530,426.78    25.24   4.076   61.03    360     14    744
$650,000.01 - $850,000.00             235     174,651,788.30    17.74   4.065   59.20    360     14    747
$850,000.01 - $1,050,000.00           345     332,075,909.15    33.73   4.062   51.38    360     14    733
$1,050,000.01 - $1,250,000.00          17      19,319,342.92     1.96   4.080   50.21    360     13    742
$1,250,000.01 - $1,450,000.00           6       7,941,433.97     0.81   4.083   56.74    360     15    728
$1,450,000.01 - $1,650,000.00          20      30,611,982.83     3.11   4.031   50.81    360     13    743
$1,650,000.01 - $1,850,000.00           5       8,760,702.64     0.89   4.050   62.59    360     13    716
$1,850,000.01 - $2,050,000.00          17      33,689,499.62     3.42   4.059   50.84    360     13    716
$2,050,000.01 - $2,250,000.00           1       2,155,996.44     0.22   4.000   51.12    360     14    777
$2,250,000.01 >=                        6      15,042,775.88     1.53   4.020   48.46    360     13    746
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum: $141,418.46
Maximum: $2,800,000.00
Average: $707,315.37
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Current Gross Rate                  Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
3.751% - 4.000%                       611     459,091,122.14    46.63   3.999   54.67    360     14    741
4.001% - 4.250%                       781     525,491,879.19    53.37   4.125   58.29    360     14    737
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 4.125%
Weighted Average: 4.066%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:36                 Page 1  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 2
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Net Rate                            Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
3.501% - 3.750%                       611     459,091,122.14    46.63   3.999   54.67    360     14    741
3.751% - 4.000%                       781     525,491,879.19    53.37   4.125   58.29    360     14    737
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 3.875%
Weighted Average: 3.816%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Index                               Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
1 Year CMT                          1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:36                 Page 2  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 2
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Months to Roll                      Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
32                                      1       1,300,000.00     0.13   4.000   61.90    360     28    746
41                                      1         399,156.64     0.04   4.000   53.33    360     19    761
42                                      2       1,479,884.38     0.15   4.125   77.96    360     18    765
43                                      4       1,806,890.54     0.18   4.098   72.54    360     17    737
44                                    157     112,782,665.59    11.45   4.075   59.53    360     16    738
45                                    420     273,674,696.60    27.80   4.067   57.26    360     15    743
46                                    425     293,596,584.43    29.82   4.060   57.02    360     14    742
47                                    190     147,630,483.26    14.99   4.067   53.83    359     13    729
48                                     44      38,703,149.43     3.93   4.053   53.58    360     12    727
49                                     16      13,341,542.22     1.36   4.070   59.67    360     11    738
50                                     13      10,237,857.25     1.04   4.092   60.32    360     10    726
51                                     27      19,243,257.34     1.95   4.084   63.98    360      9    741
52                                     92      70,386,833.65     7.15   4.072   51.02    360      8    740
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Average AS OF: 2004-11-01
Minimum: 32
Maximum: 52
Weighted Average: 46
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Gross Margin                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
2.501% - 2.750%                     1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 2.750%
Weighted Average: 2.750%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:36                 Page 3  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 2
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
First Rate Cap                      Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
5.000%                              1,389     982,043,300.46    99.74   4.066   56.62    360     14    739
6.000%                                  3       2,539,700.87     0.26   4.020   49.45    360     14    750
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.003%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Periodic Rate Cap                   Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
2.000%                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Maximum Rate                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
8.751% - 9.000%                       608     455,981,544.76    46.31   3.999   54.80    360     14    741
9.001% - 9.250%                       781     526,061,755.70    53.43   4.125   58.20    360     14    737
9.751% - 10.000%                        2       2,132,610.87     0.22   4.000   43.86    360     13    746
10.001% - 10.250%                       1         407,090.00     0.04   4.125   78.74    360     16    771
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum: 8.875%
Maximum: 10.125%
Weighted Average: 9.069%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:36                 Page 4  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 2
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
FICO Scores                         Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Not Available 0                         4       2,413,826.99     0.25   4.052   66.68    360     14      0
601 - 620                               4       3,702,569.68     0.38   4.093   60.26    360     14    612
621 - 640                               9       6,042,762.28     0.61   4.104   63.89    360     14    634
641 - 660                              36      27,736,391.92     2.82   4.065   57.43    360     14    654
661 - 680                              63      44,878,800.92     4.56   4.067   55.24    359     13    671
681 - 700                             132      99,078,422.91    10.06   4.072   56.79    360     14    692
701 - 720                             183     128,294,627.71    13.03   4.063   57.86    359     14    710
721 - 740                             185     135,450,428.29    13.76   4.072   57.19    360     14    731
741 - 760                             270     197,397,081.92    20.05   4.065   56.91    360     14    751
761 - 780                             299     201,872,491.58    20.50   4.063   56.56    360     14    771
781 - 800                             189     126,250,953.19    12.82   4.066   53.70    360     14    788
801 - 820                              16      10,342,663.67     1.05   4.024   60.66    360     14    805
821 - 840                               2       1,121,980.27     0.11   4.125   28.96    360     14    824
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 603
Maximum: 827
Weighted Average: 739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:36                 Page 5  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 2
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Original Loan To Value Ratio        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= 50.00%                             439     342,957,614.97    34.83   4.060   36.42    360     13    741
50.01% - 55.00%                       106      81,504,844.04     8.28   4.062   52.71    360     14    741
55.01% - 60.00%                       114      91,461,251.71     9.29   4.060   57.68    360     14    736
60.01% - 65.00%                       132      99,092,309.62    10.06   4.068   62.89    360     13    733
65.01% - 70.00%                       158     108,084,574.98    10.98   4.068   68.22    360     14    733
70.01% - 75.00%                       150     100,464,609.82    10.20   4.075   72.96    360     14    737
75.01% - 80.00%                       293     161,017,796.19    16.35   4.077   79.09    360     14    743
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum: 3.06
Maximum: 80.00
Weighted Average: 56.60
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Combined Loan To Value Ratio        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= 50.00%                             439     342,957,614.97    34.83   4.060   36.42    360     13    741
50.01% - 55.00%                       106      81,504,844.04     8.28   4.062   52.71    360     14    741
55.01% - 60.00%                       114      91,461,251.71     9.29   4.060   57.68    360     14    736
60.01% - 65.00%                       132      99,092,309.62    10.06   4.068   62.89    360     13    733
65.01% - 70.00%                       158     108,084,574.98    10.98   4.068   68.22    360     14    733
70.01% - 75.00%                       150     100,464,609.82    10.20   4.075   72.96    360     14    737
75.01% - 80.00%                       293     161,017,796.19    16.35   4.077   79.09    360     14    743
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum: 3.06
Maximum: 80.00
Weighted Average: 56.60
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:36                 Page 6  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 2
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Amortization                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Interest Only                         726     538,867,043.39    54.73   4.066   58.20    360     14    739
Fully Amortizing                      666     445,715,957.94    45.27   4.066   54.68    360     14    738
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Top 5 States                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
California                          1,150     816,279,832.72    82.91   4.068   56.85    360     14    738
Washington                             45      27,635,941.29     2.81   4.073   56.56    360     14    742
Colorado                               32      23,932,370.88     2.43   4.075   51.14    360     14    753
Arizona                                33      20,515,808.04     2.08   4.066   58.92    360     15    745
Texas                                  16      11,588,879.46     1.18   4.047   65.02    360     14    733
Other                                 116      84,630,168.94     8.60   4.047   54.11    359     14    740
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Prepay Original Term                Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
0                                   1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:36                 Page 7  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 2
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Document Type                       Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Full                                  385     310,698,871.02    31.56   4.066   61.07    360     14    734
No Doc                                567     389,040,588.36    39.51   4.068   54.50    360     14    739
Reduced                               440     284,843,541.95    28.93   4.065   54.61    359     14    744
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Loan Purpose                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Purchase                              240     157,938,800.66    16.04   4.068   69.54    360     14    744
Cash Out Refinance                    162     112,577,138.42    11.43   4.055   53.32    360     14    739
Rate/Term Refinance                   990     714,067,062.25    72.52   4.068   54.26    360     14    738
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Owner Occupancy Status              Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Primary                             1,267     898,606,635.15    91.27   4.066   56.65    360     14    739
Secondary                             125      85,976,366.18     8.73   4.065   56.16    360     13    740
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:36                 Page 8  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 2
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Property Type                       Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Coop                                    1         415,265.41     0.04   4.125   78.00    360     17    756
Condominium                           137      80,034,715.57     8.13   4.073   66.35    360     13    742
PUD                                     6       3,088,044.89     0.31   4.110   70.91    360     14    729
Single Family                       1,236     892,012,058.48    90.60   4.065   55.55    360     14    739
Two- to Four Family                    12       9,032,916.98     0.92   4.087   68.32    360     14    734
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Stated Remaining Term to Maturity   Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
225                                     1         371,903.66     0.04   4.000   28.67    240     15    663
227                                     1         909,095.22     0.09   4.125   45.74    240     13    715
332                                     1       1,300,000.00     0.13   4.000   61.90    360     28    746
341                                     1         399,156.64     0.04   4.000   53.33    360     19    761
342                                     2       1,479,884.38     0.15   4.125   77.96    360     18    765
343                                     4       1,806,890.54     0.18   4.098   72.54    360     17    737
344                                   157     112,782,665.59    11.45   4.075   59.53    360     16    738
345                                   419     273,302,792.94    27.76   4.067   57.30    360     15    743
346                                   425     293,596,584.43    29.82   4.060   57.02    360     14    742
347                                   189     146,721,388.04    14.90   4.066   53.88    360     13    729
348                                    44      38,703,149.43     3.93   4.053   53.58    360     12    727
349                                    16      13,341,542.22     1.36   4.070   59.67    360     11    738
350                                    13      10,237,857.25     1.04   4.092   60.32    360     10    726
351                                    27      19,243,257.34     1.95   4.084   63.98    360      9    741
352                                    92      70,386,833.65     7.15   4.072   51.02    360      8    740
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Minimum: 225
Maximum: 352
Weighted Average: 346
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:36                 Page 9  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 2
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Servicer                            Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Wells Fargo                         1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Originator                          Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc.     1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------
Total:                              1,392     984,583,001.33   100.00   4.066   56.60    360     14    739
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:36                Page 10  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 3
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Current Balance                     Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= $333,700.00                         13       3,559,665.25     0.25   4.059   60.73    360      6    748
$333,700.01 - $450,000.00             493     193,821,370.61    13.50   4.063   66.90    360      5    739
$450,000.01 - $650,000.00             767     420,357,545.05    29.27   4.061   63.82    360      5    740
$650,000.01 - $850,000.00             310     231,828,722.47    16.14   4.046   60.21    360      5    740
$850,000.01 - $1,050,000.00           391     378,367,890.82    26.35   4.047   54.10    360      5    737
$1,050,000.01 - $1,250,000.00          29      33,189,819.04     2.31   4.032   51.83    360      5    735
$1,250,000.01 - $1,450,000.00          19      25,879,894.95     1.80   4.033   61.30    357      5    728
$1,450,000.01 - $1,650,000.00          29      43,632,186.17     3.04   4.044   52.85    360      5    735
$1,650,000.01 - $1,850,000.00           7      12,145,909.44     0.85   4.020   59.87    360      4    712
$1,850,000.01 - $2,050,000.00          22      43,159,166.08     3.01   4.051   52.62    360      5    737
$2,050,000.01 - $2,250,000.00           1       2,102,123.43     0.15   4.000   72.51    360      7    663
$2,250,000.01 >=                       16      47,945,333.27     3.34   4.040   52.38    360      4    742
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum: $83,166.13
Maximum: $3,979,933.25
Average: $684,782.85
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Current Gross Rate                  Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
3.251% - 3.500%                         1         548,000.00     0.04   3.500   80.00    360      5    668
3.501% - 3.750%                        19      17,227,429.85     1.20   3.703   54.47    360      3    749
3.751% - 4.000%                     1,059     741,125,300.46    51.61   3.994   58.51    360      5    738
4.001% - 4.250%                     1,018     677,088,896.27    47.15   4.125   61.10    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum: 3.500%
Maximum: 4.125%
Weighted Average: 4.052%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Nov 1, 2004 09:37                 Page 1  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 3
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Net Rate                            Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
3.001% - 3.250%                         1         548,000.00     0.04   3.500   80.00    360      5    668
3.251% - 3.500%                        19      17,227,429.85     1.20   3.703   54.47    360      3    749
3.501% - 3.750%                     1,059     741,125,300.46    51.61   3.994   58.51    360      5    738
3.751% - 4.000%                     1,018     677,088,896.27    47.15   4.125   61.10    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 3.875%
Weighted Average: 3.802%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Index                               Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
1 Year CMT                          2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Nov 1, 2004 09:37                 Page 2  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 3
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Months to Roll                      Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
52                                     41      26,462,749.20     1.84   4.086   53.30    360      8    747
53                                    265     176,345,252.41    12.28   4.062   61.70    360      7    744
54                                    700     444,177,227.45    30.93   4.060   60.88    359      6    740
55                                    606     415,120,442.14    28.91   4.055   59.36    360      5    737
56                                    376     277,904,693.87    19.35   4.052   58.13    360      4    736
57                                     71      58,870,287.98     4.10   3.973   57.80    360      3    729
58                                     21      20,905,773.53     1.46   3.963   58.65    360      2    723
59                                     16      15,675,200.00     1.09   3.995   58.13    360      1    723
60                                      1         528,000.00     0.04   4.125   80.00    360      0    749
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Average AS OF: 2004-11-01
Minimum: 52
Maximum: 60
Weighted Average: 55
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Gross Margin                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
2.501% - 2.750%                     2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 2.750%
Weighted Average: 2.750%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Nov 1, 2004 09:37                 Page 3  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 3
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
First Rate Cap                      Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
5.000%                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Periodic Rate Cap                   Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
2.000%                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Maximum Rate                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
8.251% - 8.500%                         1         548,000.00     0.04   3.500   80.00    360      5    668
8.501% - 8.750%                        19      17,227,429.85     1.20   3.703   54.47    360      3    749
8.751% - 9.000%                     1,058     740,753,300.46    51.58   3.994   58.50    360      5    738
9.001% - 9.250%                     1,019     677,460,896.27    47.18   4.125   61.11    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 9.125%
Weighted Average: 9.052%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Nov 1, 2004 09:37                 Page 4  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 3
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
FICO Scores                         Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Not Available 0                         1         579,857.37     0.04   4.125   80.00    360      6      0
581 - 600                               1         496,443.17     0.03   4.125   73.53    360      6    589
601 - 620                               3       2,919,922.92     0.20   4.102   66.80    360      5    611
621 - 640                              15       8,178,807.18     0.57   4.075   64.10    360      5    631
641 - 660                              44      32,491,572.09     2.26   4.050   56.68    360      5    652
661 - 680                             128      90,913,318.50     6.33   4.044   60.02    360      5    672
681 - 700                             200     144,410,453.28    10.06   4.054   62.07    360      5    692
701 - 720                             283     195,396,362.50    13.61   4.045   59.12    360      5    711
721 - 740                             311     208,854,057.38    14.54   4.055   61.64    359      5    731
741 - 760                             356     245,193,681.25    17.07   4.060   60.36    360      5    751
761 - 780                             422     280,271,642.88    19.52   4.049   58.39    360      5    770
781 - 800                             298     201,688,351.19    14.05   4.052   57.61    360      5    788
801 - 820                              35      24,595,156.87     1.71   4.045   58.52    360      5    807
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 589
Maximum: 818
Weighted Average: 738
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Nov 1, 2004 09:37                 Page 5  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 3
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Original Loan To Value Ratio        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= 50.00%                             506     388,603,376.54    27.06   4.039   38.04    360      5    741
50.01% - 55.00%                       138     121,774,383.37     8.48   4.051   52.64    360      5    738
55.01% - 60.00%                       193     150,051,666.02    10.45   4.052   57.63    359      5    741
60.01% - 65.00%                       204     155,900,735.70    10.86   4.060   62.83    360      5    734
65.01% - 70.00%                       288     197,397,548.13    13.75   4.057   68.26    360      5    735
70.01% - 75.00%                       218     134,213,406.56     9.35   4.055   72.97    359      5    737
75.01% - 80.00%                       548     286,925,510.26    19.98   4.062   79.17    360      6    738
80.01% - 85.00%                         2       1,123,000.00     0.08   4.051   82.76    360      5    770
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum: 10.48
Maximum: 84.56
Weighted Average: 59.69
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Combined Loan To Value Ratio        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= 50.00%                             506     388,603,376.54    27.06   4.039   38.04    360      5    741
50.01% - 55.00%                       138     121,774,383.37     8.48   4.051   52.64    360      5    738
55.01% - 60.00%                       193     150,051,666.02    10.45   4.052   57.63    359      5    741
60.01% - 65.00%                       204     155,900,735.70    10.86   4.060   62.83    360      5    734
65.01% - 70.00%                       288     197,397,548.13    13.75   4.057   68.26    360      5    735
70.01% - 75.00%                       218     134,213,406.56     9.35   4.055   72.97    359      5    737
75.01% - 80.00%                       548     286,925,510.26    19.98   4.062   79.17    360      6    738
80.01% - 85.00%                         2       1,123,000.00     0.08   4.051   82.76    360      5    770
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum: 10.48
Maximum: 84.56
Weighted Average: 59.69
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Nov 1, 2004 09:37                 Page 6  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 3
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Amortization                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Interest Only                       1,323     937,778,328.16    65.31   4.048   61.48    360      5    740
Fully Amortizing                      774     498,211,298.42    34.69   4.060   56.31    360      6    734
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Top 5 States                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
California                          1,811   1,233,129,308.44    85.87   4.054   59.58    360      5    737
Washington                             39      25,884,276.12     1.80   4.071   61.62    360      6    738
Nevada                                 33      24,180,734.23     1.68   4.074   63.57    360      6    746
Arizona                                37      22,856,910.93     1.59   4.052   60.39    360      6    749
Colorado                               30      20,202,572.15     1.41   4.062   55.83    360      6    743
Other                                 147     109,735,824.71     7.64   4.017   60.15    359      5    742
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Prepay Original Term                Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
0                                   2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Nov 1, 2004 09:37                 Page 7  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 3
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Document Type                       Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Full                                  666     514,789,699.83    35.85   4.046   64.13    360      5    732
No Doc                                625     419,110,666.19    29.19   4.058   55.43    360      5    740
Reduced                               806     502,089,260.56    34.96   4.053   58.69    359      5    743
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Loan Purpose                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Purchase                              474     294,050,624.87    20.48   4.053   70.83    360      6    741
Cash Out Refinance                    346     234,170,992.74    16.31   4.049   58.70    360      5    736
Rate/Term Refinance                 1,277     907,768,008.97    63.22   4.052   56.33    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Owner Occupancy Status              Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Primary                             1,941   1,328,801,659.40    92.54   4.053   59.61    360      5    738
Secondary                             156     107,187,967.18     7.46   4.044   60.66    360      5    741
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Nov 1, 2004 09:37                 Page 8  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 3
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Property Type                       Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Coop                                    1         348,750.00     0.02   4.000   75.00    360      1    763
Condominium                           264     148,175,037.78    10.32   4.048   69.14    360      5    741
Single Family                       1,810   1,271,364,386.41    88.54   4.052   58.51    360      5    738
Two- to Four Family                    22      16,101,452.39     1.12   4.070   65.07    360      5    741
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Stated Remaining Term to Maturity   Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
234                                     3       1,962,563.05     0.14   4.060   77.04    240      6    746
294                                     1         680,731.50     0.05   4.125   34.30    300      6    677
295                                     1       1,427,000.00     0.10   4.000   57.08    300      5    723
352                                    41      26,462,749.20     1.84   4.086   53.30    360      8    747
353                                   265     176,345,252.41    12.28   4.062   61.70    360      7    744
354                                   696     441,533,932.90    30.75   4.060   60.85    360      6    740
355                                   605     413,693,442.14    28.81   4.055   59.37    360      5    738
356                                   376     277,904,693.87    19.35   4.052   58.13    360      4    736
357                                    71      58,870,287.98     4.10   3.973   57.80    360      3    729
358                                    21      20,905,773.53     1.46   3.963   58.65    360      2    723
359                                    16      15,675,200.00     1.09   3.995   58.13    360      1    723
360                                     1         528,000.00     0.04   4.125   80.00    360      0    749
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Minimum: 234
Maximum: 360
Weighted Average: 355
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Nov 1, 2004 09:37                 Page 9  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 3
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Servicer                            Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Wells Fargo                         2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Originator                          Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc.     2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------
Total:                              2,097   1,435,989,626.58   100.00   4.052   59.69    360      5    738
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Nov 1, 2004 09:37                Page 10  of  10

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 4
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Current Balance                     Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= $333,700.00                          1         197,465.86     0.06   4.000   70.00    360      7    773
$333,700.01 - $450,000.00              76      29,686,848.06     9.65   4.072   72.89    360      7    742
$450,000.01 - $650,000.00             132      74,316,035.58    24.15   4.071   69.86    360      7    738
$650,000.01 - $850,000.00              72      54,048,917.33    17.56   4.069   66.57    358      7    738
$850,000.01 - $1,050,000.00           101      97,863,179.51    31.80   4.059   55.96    360      6    737
$1,050,000.01 - $1,250,000.00           7       8,129,172.97     2.64   4.108   45.63    360      6    741
$1,250,000.01 - $1,450,000.00           7       9,456,072.62     3.07   4.074   62.26    360      7    734
$1,450,000.01 - $1,650,000.00           5       7,563,946.46     2.46   4.051   60.34    360      7    768
$1,650,000.01 - $1,850,000.00           3       5,241,000.00     1.70   4.040   60.86    360      6    718
$1,850,000.01 - $2,050,000.00           3       5,957,078.23     1.94   4.000   53.58    360      8    720
$2,050,000.01 - $2,250,000.00           2       4,380,000.00     1.42   4.064   58.18    360      7    722
$2,250,000.01 >=                        4      10,909,994.94     3.55   4.040   55.94    360      7    730
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum: $197,465.86
Maximum: $3,000,000.00
Average: $745,156.69
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Current Gross Rate                  Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
3.501% - 3.750%                         2       1,087,747.08     0.35   3.705   79.99    360      2    690
3.751% - 4.000%                       181     139,764,916.97    45.42   3.995   61.92    360      6    737
4.001% - 4.250%                       230     166,897,047.51    54.23   4.125   63.64    359      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 4.125%
Weighted Average: 4.064%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                  Page 1  of  9

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 4
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Net Rate                            Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
3.251% - 3.500%                         2       1,087,747.08     0.35   3.705   79.99    360      2    690
3.501% - 3.750%                       181     139,764,916.97    45.42   3.995   61.92    360      6    737
3.751% - 4.000%                       230     166,897,047.51    54.23   4.125   63.64    359      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum: 3.375%
Maximum: 3.875%
Weighted Average: 3.814%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Index                               Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
1 Year CMT                            413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                  Page 2  of  9

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 4
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Months to Roll                      Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
52                                     81      63,739,648.70    20.71   4.080   64.01    358      8    738
53                                    174     122,623,941.46    39.85   4.066   63.60    360      7    736
54                                     98      74,706,466.15    24.28   4.065   61.12    360      6    738
55                                     36      26,369,799.31     8.57   4.062   63.88    360      5    741
56                                     14      12,897,558.86     4.19   4.050   61.37    360      4    741
57                                      7       5,369,467.08     1.74   3.909   53.99    360      3    725
58                                      1         655,550.00     0.21   4.000   70.00    360      2    782
59                                      2       1,387,280.00     0.45   3.985   75.73    360      1    742
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Average AS OF: 2004-11-01
Minimum: 52
Maximum: 59
Weighted Average: 53
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Gross Margin                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
2.501% - 2.750%                       413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 2.750%
Weighted Average: 2.750%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                  Page 3  of  9

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 4
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
First Rate Cap                      Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
5.000%                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Periodic Rate Cap                   Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
2.000%                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Maximum Rate                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
8.501% - 8.750%                         2       1,087,747.08     0.35   3.705   79.99    360      2    690
8.751% - 9.000%                       181     139,764,916.97    45.42   3.995   61.92    360      6    737
9.001% - 9.250%                       230     166,897,047.51    54.23   4.125   63.64    359      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum: 8.625%
Maximum: 9.125%
Weighted Average: 9.064%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                  Page 4  of  9

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 4
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
FICO Scores                         Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
621 - 640                               2       2,300,000.00     0.75   4.000   67.32    360      5    627
641 - 660                               4       2,809,791.63     0.91   4.125   65.16    360      7    650
661 - 680                              10       9,096,289.26     2.96   4.020   62.63    360      6    675
681 - 700                              69      50,344,885.38    16.36   4.063   65.60    360      7    690
701 - 720                              51      32,962,634.88    10.71   4.085   62.85    360      7    710
721 - 740                              59      47,903,646.45    15.57   4.051   58.21    358      6    731
741 - 760                              88      70,261,790.14    22.83   4.057   61.62    360      6    752
761 - 780                              73      51,876,871.60    16.86   4.071   63.56    360      6    769
781 - 800                              52      36,137,057.58    11.74   4.083   66.25    360      7    787
801 - 820                               5       4,056,744.64     1.32   4.026   67.08    360      7    805
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 624
Maximum: 818
Weighted Average: 738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Original Loan To Value Ratio        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= 50.00%                              77      69,125,394.16    22.46   4.058   40.83    359      6    738
50.01% - 55.00%                        29      27,826,425.26     9.04   4.044   53.05    360      6    743
55.01% - 60.00%                        35      35,050,570.63    11.39   4.068   58.03    360      7    734
60.01% - 65.00%                        30      26,210,567.93     8.52   4.075   63.22    360      7    736
65.01% - 70.00%                        42      30,344,069.40     9.86   4.060   68.36    360      7    738
70.01% - 75.00%                        44      30,628,403.02     9.95   4.070   73.45    360      6    724
75.01% - 80.00%                       156      88,564,281.16    28.78   4.071   79.60    360      7    743
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum: 18.90
Maximum: 80.00
Weighted Average: 62.92
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                  Page 5  of  9

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 4
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Combined Loan To Value Ratio        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
<= 50.00%                              77      69,125,394.16    22.46   4.058   40.83    359      6    738
50.01% - 55.00%                        29      27,826,425.26     9.04   4.044   53.05    360      6    743
55.01% - 60.00%                        35      35,050,570.63    11.39   4.068   58.03    360      7    734
60.01% - 65.00%                        30      26,210,567.93     8.52   4.075   63.22    360      7    736
65.01% - 70.00%                        42      30,344,069.40     9.86   4.060   68.36    360      7    738
70.01% - 75.00%                        44      30,628,403.02     9.95   4.070   73.45    360      6    724
75.01% - 80.00%                       156      88,564,281.16    28.78   4.071   79.60    360      7    743
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum: 18.90
Maximum: 80.00
Weighted Average: 62.92
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Amortization                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Interest Only                         413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Top 5 States                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
California                            413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                  Page 6  of  9

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 4
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Prepay Original Term                Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
0                                     413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Document Type                       Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Full                                  187     145,152,997.26    47.17   4.064   68.05    360      7    732
No Doc                                 46      35,039,918.15    11.39   4.069   55.94    360      6    741
Reduced                               180     127,556,796.15    41.45   4.064   58.99    359      7    743
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Loan Purpose                        Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Purchase                              215     133,666,099.68    43.43   4.062   71.73    360      7    739
Cash Out Refinance                     51      37,623,221.55    12.23   4.041   56.59    360      7    730
Rate/Term Refinance                   147     136,460,390.33    44.34   4.073   56.03    359      6    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Owner Occupancy Status              Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Primary                               393     294,241,395.82    95.61   4.065   63.11    360      7    737
Secondary                              20      13,508,315.74     4.39   4.058   58.63    360      6    741
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                  Page 7  of  9

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 4
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Property Type                       Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Condominium                            66      35,714,967.77    11.61   4.080   72.92    360      7    739
PUD                                     1         378,957.00     0.12   4.125   79.99    360      8    720
Single Family                         339     266,361,013.05    86.55   4.062   61.37    360      7    737
Two- to Four Family                     7       5,294,773.74     1.72   4.052   72.03    360      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Stated Remaining Term to Maturity   Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
232                                     1         836,521.81     0.27   4.125   23.86    240      8    723
352                                    80      62,903,126.89    20.44   4.079   64.55    360      8    739
353                                   174     122,623,941.46    39.85   4.066   63.60    360      7    736
354                                    98      74,706,466.15    24.28   4.065   61.12    360      6    738
355                                    36      26,369,799.31     8.57   4.062   63.88    360      5    741
356                                    14      12,897,558.86     4.19   4.050   61.37    360      4    741
357                                     7       5,369,467.08     1.74   3.909   53.99    360      3    725
358                                     1         655,550.00     0.21   4.000   70.00    360      2    782
359                                     2       1,387,280.00     0.45   3.985   75.73    360      1    742
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Minimum: 232
Maximum: 359
Weighted Average: 353
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Servicer                            Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Wells Fargo                           413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                  Page 8  of  9

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                 MARM04_13 and 4
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          wa     wa
                                                                 % of      wa      wa   Orig   Loan     wa
Originator                          Count            Balance      Agg    GWAC     LTV   Term    Age   Fico
----------------------------------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc.       413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------
Total:                                413     307,749,711.56   100.00   4.064   62.92    360      7    738
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 1, 2004 09:37                  Page 9  of  9